EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 19, 1996, on the financial statements of Gerrity Oil & Gas Corporation included in Patina Oil & Gas Corporation's Form S-4 (Registration Statement No. 333-572).






                                                        ARTHUR ANDERSEN LLP

Denver, Colorado
August 9, 1996